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                                                                   EXHIBIT 10.1


              FOURTH AMENDMENT TO LINE OF CREDIT PROMISSORY NOTE
              --------------------------------------------------


     THIS FOURTH AMENDMENT (this "Amendment") is made effective as of the 18th day of May, 2000 by and among ENVIRONMENTAL ELEMENTS CORPORATION, a Delaware corporation ("Borrower") and MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY, a Maryland banking corporation ("Bank").

                                   RECITALS
                                   --------

     A. The Bank previously agreed to extend credit to the Borrower pursuant to a certain Revolving Credit and Letter of Credit Agreement dated November 24, 1993, as amended by a letter agreement dated May 26, 1994 from Nicholas C. Richardson to Thomas B. McCord, a Second Amendment to Revolving Credit and Letter of Credit Agreement dated October 25, 1995, a Third Amendment to Revolving Credit and Letter of Credit Agreement dated June 12, 1998, a Fourth Amendment to Revolving Credit and Letter of Credit Agreement dated August 31, 1999, and a Fifth Amendment to Revolving Credit and Letter of Credit Agreement of even date herewith (collectively, the "Agreement"), in the form of a line of credit facility in an original principal amount not to exceed Ten Million Dollars ($10,000,000.00), which was reduced to Seven Million Dollars ($7,000,000.00), then increased to Twelve Million Dollars ($12,000,000.00), and subsequently increased to Fifteen Million Dollars ($15,000,000.00).

     B. The indebtedness under the Agreement is evidenced by a Line of Credit Promissory Note dated November 24, 1993 from Borrower to Bank, as amended by a certain First Amendment to Line of Credit Promissory Note dated October 25, 1995, certain letter agreements between the Bank and the Borrower, a certain Second Amendment to Line of Credit Promissory Note dated June 12, 1998, and a certain Third Amendment to Line of Credit Promissory Note dated August 31, 1999 (collectively, the "Note").

     C. The Borrower and the Bank now wish to amend certain provisions of the Note.

                                   WITNESSETH
                                   ----------

     NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that the
Note is hereby modified and amended as follows (the Note, as amended, is hereinafter referred to as the "Note"):

     1.  Recitals.  The parties acknowledge and agree that the foregoing
         --------
Recitals are true and correct, and are incorporated herein by reference.

     2.  Amendments to Note.
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         A.  The interest rate under the Note shall hereinafter be equal to the
Bank's Prime Rate, as announced from time to time, plus one-half of one (0.5) percentage point per annum. Notwithstanding the foregoing, at all times hereafter that the Borrower's Tangible Net Worth (as defined in the Agreement) is equal to or greater than Six Million Five Hundred Thousand Dollars ($6,500,000.00), the interest rate hereunder
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shall be reduced to a fluctuating rate equal to the Bank's Prime Rate, as announced from time to time.

         B. All references in the Note to the "Agreement" shall mean the Revolving Credit and Letter of Credit Agreement, as previously amended and as amended on even date by the Fifth Amendment to Revolving Credit and Letter of Credit Agreement, as well as any future amendments or modifications thereof.

     3.  Effect of Amendment.  Except as heretofore and hereby modified and
         -------------------
amended, the Note shall be and remain in full force and effect. In the event of any conflict between the terms and provisions of the Note and this Amendment, the terms and provisions of this Amendment shall prevail.

     4.  No Defenses; No Novation.  Borrower acknowledges and confirms that it
         ------------------------
has no right of set-off or defense of any kind or description regarding the payment of any principal or interest under the Agreement or the Note, that it has no claims or causes of action against the Bank, and that upon execution of the Fifth Amendment to Revolving Credit and Letter of Credit Agreement there shall exist no default (or any event which, with the passing of time or giving of notice would constitute a default) under the Agreement or the Note. This Amendment shall not extinguish or discharge the indebtedness evidenced by the Note, nor constitute a novation thereof.

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed and sealed, intending this to be a sealed instrument, as of the date first above written.

WITNESS/ATTEST:                 ENVIRONMENTAL ELEMENTS CORPORATION



                                By: /s/                               (SEAL)
----------------------------        ----------------------------------
                                    James B. Sinclair,
                                    Vice-President and
                                    Chief Financial Officer


                                MERCANTILE-SAFE DEPOSIT AND TRUST COMPANY


                                By: /s/                               (SEAL)
----------------------------        ----------------------------------
                                    Philip G. Enstice,
                                    Senior Vice-President


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